Third Avenue Focused Credit Fund

Supplement dated March 20, 2015
to Prospectus dated March 1, 2015

Effective March 20, 2015, the following information supplements the Funds’ Prospectus dated March 1, 2015:

Update of named Portfolio Managers of the Third Avenue Focused Credit Fund

The following information supplements information on page 25 of the Prospectus under the heading “Portfolio Management.”

Effective March 20, 2015, the existing list of Portfolio Managers will be updated with the following:

Thomas Lapointe, Lead Portfolio Manager since 2010.

Nathaniel Kirk, Portfolio Manager since 2013.

Joseph Zalewski, Portfolio Manager since 2013.